Exhibit (10)(l)


                            DISTRIBUTORSHIP AGREEMENT


         This agreement is made this day of 2000 between STARTECH ENVIRONMENTAL CORP., its successors and/or assigns (hereinafter Manufacturer), a corporation organized and existing under the laws of the State of Colorado, having its principal place of business at 15 Old Danbury Road, Suite 203, Wilton, Connecticut, and , (hereinafter Distributor), a Corporation having its principal place of business at .

         WHEREAS, Manufacturer is a manufacturer of a proprietary product known as the Startech Plasma Waste Converter (hereinafter PWC) and desires to appoint general distributors for the sale of Manufacturer's product;

         WHEREAS,   Manufacturer   has  the  right  to  grant   exclusively   to
         Distributor, and Distributor desires to import, market, sell, service, distribute and promote the PWC in ( hereinafter the "Territory).

         WHEREAS, Manufacturer and Distributor have agreed to the terms and conditions governing such sales to Distributor, as hereinafter set forth;

         NOW, THEREFORE, Manufacturer and Distributor do hereby agree as follows:

                                   SECTION ONE
                           APPOINTMENT OF DISTRIBUTOR

          Manufacturer appoints Distributor as Manufacturer's exclusive distributor, subject to the terms, conditions and limitations contained herein, within the Territory. Initiatives in the Territory that existed prior to this Agreement are excluded from the exclusivity feature of this Agreement, and sales to those customers by the Distributor shall not be included in this Agreement.


                                   SECTION TWO
                 REPRESENTATIONS AND WARRANTIES OF MANUFACTURER

1. Manufacturer represents that it is the owner of all the rights, title and interest in its process and technology known as the PWC and all trademarks, and goodwill related thereto, free of all encumbrances and claims. Manufacturer further represents that it has the right to grant exclusively to Distributor an exclusive right to import, market, sell, and promote the PWC in the Territory.

2. Manufacturer warrants and represents to Distributor that the PWC and related parts and supplies will be free of material defects in materials or workmanship at the time of shipment.

                                  SECTION THREE
                        RESPONSIBILITIES OF MANUFACTURER

1. Manufacturer shall, at its sole discretion, to the best of its ability, assist Distributor in procuring and closing Sales Agreements (with Distributor's customers) for the purchase of PWC systems;

2. Manufacturer shall conduct its business in such a manner as to maintain, and where possible increase, the reputation of Distributor;

3. Manufacturer shall, at its sole discretion, provide to Distributor, on a timely basis and in reasonable quantities, technical information, manuals, promotional material, relevant marketing data, where they exist, and quotations for the PWC system without cost of said materials as requested by Distributor, and shall proceed to fill requests expeditiously;

4. Manufacturer may assist, at the request of the Distributor, in the drafting and completion of all Sales Agreements solicited or obtained by Distributor.

5. Manufacturer shall provide Distributor, with training in the installation and maintenance of the PWC system to better enable the Distributor to market and sell the proprietary technology in the Territory. The type, location and extent of training necessary shall be in the sole discretion of the Manufacturer.

6. Manufacturer shall, at its sole discretion, forward inquiries from any sources for purchases of PWCs to be used in the Territory to Distributor and shall, to the extent allowed by law, use its best efforts not to knowingly allow circumvention of the exclusivity of this Agreement by permitting the import, sale, lease or use of PWCs within the Territory through other than Distributor.

7. Manufacturer agrees that Distributor shall install all PWCs and make repairs and/or replacements in accordance with Manufacturer's product warranty and in accord with all prevailing standards regulations and codes on all PWCs sold or leased by Distributor.


                                  SECTION FOUR
                         RESPONSIBILITIES OF DISTRIBUTOR

1. Distributor shall use its best efforts to promote the sale and use of, and to solicit and secure orders for, Startech PWC systems;

2. Distributor shall conduct its business in such a manner as to maintain, and where possible increase, the reputation of Manufacturer and Manufacturer's product;

3. Distributor shall make known to Manufacturer in writing on forms provided by Manufacturer, in a timely manner, each and every prospective purchaser which the Distributor believes has reached the level of a serious prospective customer;

4. Distributor shall provide Manufacturer with a copy of completed Sales Agreements, in English, between the Distributor and its customers;

5. Distributor shall be solely responsible for expenses incurred and disbursements made in the performance of its rights and responsibilities under this Agreement. Distributor shall not incur any liability for such expenses and disbursements for the account of Manufacturer, and shall indemnify Manufacturer in relation to such expenses and disbursements;

6. Distributor shall not use any promotional material that has not been provided by Manufacturer or approved in writing by Manufacturer, and Distributor shall be responsible for the accuracy of all translated materials to and from English. Further, the Distributor shall be required to have all promotional material translated into the native tongue of the territory in which they are authorized to operate, and to produce and provide promotional materials to Distributors's customer candidates without cost to the Manufacturer;

7. Distributor shall provide, from time to time as needed by Manufacturer, market research if said market research is available to Distributor, to enhance Manufacturer's ability to create effective advertising, new product development, and marketing materials;

8. Distributor shall use best efforts to identify and solicit, at Manufacturer's request, customers who will allow and/or agree to demonstrations of operating PWCs for prospective customers and/or other marketing purposes;

9. For and in consideration for the exclusive and non-exclusive distribution rights granted to Distributor, Distributor agrees to pay to the Manufacturer a non-refundable deposit of 10. Distributor shall, in order to maintain this Agreement and the exclusivity feature of this Agreement, agree to purchase, or cause to be purchased, within the Territory Manufacturer's products on the following minimum schedule as measured using Manufacturer's then prevailing Distributor Prices:



Manufacturer and Distributor agree that purchases in any single year shall be credited forward to meet the minimum purchasing requirements in any subsequent year.

                                  SECTION FIVE
                       DISTRIBUTOR'S AUTHORITY LIMITATIONS

Unless specifically approved in writing by a duly authorized company representative, Distributor is not authorized and shall not do any of the following:

1. Represent that Distributor has any authority, whether express or implied, to make contracts in the name or binding on the Manufacturer, to pledge Manufacturer's credit or to extend credit in Manufacturer's name;

2. Use Manufacturer's name, trade names, trademarks, logos, and any other similar asset in which Manufacturer has an intellectual property right in connection with Distributor's business other than in a manner expressly authorized in writing by Manufacturer. This does not limit the Distributor's use of promotional material supplied or approved by the Manufacturer.

                                   SECTION SIX
                              DISTRIBUTOR PAYMENTS

All sales of Manufacturer's Products to Distributor shall be made pursuant to this Agreement at such prices and on such terms as Manufacturer shall establish from time to time as its Distributor Prices which may be changed at the sole discretion of the Manufacturer upon ninety (90) days written notice to Distributor. All prices are FOB Manufacturer's plant unless otherwise stated in each Purchase Agreement or separately agreed to by both parties in writing.

Payment shall be separately defined by each and every separate Purchase Agreement for Manufacturer's products. All funds shall be paid in United State's currency.



                                  SECTION SEVEN
                              TERMINATION FOR CAUSE

Manufacturer, at its sole discretion, may terminate this Agreement immediately upon written notice to Distributor for any of the following reasons:

1. Distributor breaches any material general or performance provision contained in this Agreement, and fails to cure said breach within thirty (30) days after written notice to do so. The language in this clause allowing thirty (30) days to cure a breach shall not apply to the required fee covered in Section Four, paragraph 10;

2. Distributor breaches any provision of a non-disclosure agreement or the non-compete agreement signed in conjunction with this Agreement and attached hereto as "Exhibit A" and "Exhibit B" respectively;

3. Distributor fails to adhere to the time schedules and make payment in accord with the provisions of Section 4, Paragraph 9;

4. Distributor's insolvency or bankruptcy.

Within thirty (30) days after termination of this Agreement, Distributor shall submit the following to Manufacturer:

i. A complete list of all prospective and/or pending sales in which Distributor was involved prior to the termination;

ii. A complete report on the current status of negotiations involving said prospective and/or pending sales, including the names of any cooperating organizations or individuals; and

iii. All proprietary, technical, promotional, training, or marketing material provided to the Distributor as part of this Agreement.

Provided that Distributor complies with the foregoing termination responsibilities, in the event that any prospective or pending sale becomes the subject of a binding and effective sales agreement within six (6) months after the date the termination becomes effective, and Manufacturer, at its sole discretion, determines that Distributor was the direct procuring cause of said sale, Distributor shall be entitled to complete such sale subject to the terms and conditions previously provided in Section Six.




                                  SECTION EIGHT
                      TERMS OF THIS AGREEMENT ARE EXCLUSIVE

This Agreement constitutes the entire agreement between the parties hereto and supersedes and cancels all previous agreements and understanding with respect to the subject matter hereof. Any Amendment hereto shall be in writing referring to this Agreement and executed by the duly authorized officers of the parties. The parties acknowledge and agree that neither of them has made any representation with respect to the subject matter of the Agreement or any representations including its execution and delivery except those deliberately set forth. Each of the parties acknowledges that such party has relied on the party's own judgment in entering into the agreement.

                                  SECTION NINE
                                   ASSIGNMENT

Neither this Agreement nor any interest in this Agreement may be assigned by Distributor without the prior written consent and approval of Manufacturer, which may be withheld by Manufacturer at Manufacturer's sole and absolute discretion.


                                   SECTION TEN
                                     NOTICES

All notices to be given under this Agreement or of a formal nature requiring prompt action, shall be given in writing and sent by certified mail, return receipt requested to the address specified in this Agreement unless otherwise amended. Notice shall be deemed to have been received by proof of shipping, with proof of receipt, to the listed address provided by either party.


                                 SECTION ELEVEN
                     ASSIGNMENT OF IMPROVEMENTS AND PATENTS

In the event that any research, development or discovery by Distributor shall result in a new invention, patent or improvement in the design or operation of the PWC ("New Development"), Distributor shall grant Manufacturer an exclusive worldwide license, in perpetuity, to said New Development.


                                 SECTION TWELVE
                               SUBAGENTS/EMPLOYEES

Distributor shall be solely responsible for the hiring, compensation, termination and all other matters relating to any persons, firms, companies or corporations employed or engaged by Distributor for any reason whatsoever, and shall indemnify Manufacturer against any injuries, actions, or proceedings, arising from the employment or engagement of such persons or business entities.

In addition to the above responsibilities, the Distributor shall not disclose to any subagent and/or employee, who will assist the Distributor in the marketing and/or sale of the Manufacturer's product, any information which is subject to the Non-Disclosure Agreement referred to in Section Seven, Paragraph Two, until such subagent and/or employee has signed an individual copy of said Non-Disclosure Agreement. The Distributor shall, in good faith, locally maintain original copies of appropriate non-disclosure agreements for its employees and/or subagents and shall, at the request of Manufacturer from time to time, certify existence of same.


                                SECTION THIRTEEN
                        NON-DISCLOSURE & NON-COMPETITION

The Distributor shall sign and be bound by the terms and conditions contained within the Manufacturer's Non-Disclosure Agreement and Non-Competition Agreement that are attached, and made a material part hereof, of this Distributorship Agreement. The Agreements are hereby identifies as Exhibits "A" and "B" respectively.


                                SECTION FOURTEEN
                                  SEVERABILITY

The invalidity of any portion of this Agreement will not and shall not be deemed to affect the validity of any other provision. In the event that any provision of this agreement is held to be invalid, the parties agree that the remaining provisions shall be deemed in full force and effect as if they had been executed by both parties subsequent to the expungement of the invalid provision.


                                 SECTION FIFTEEN
                                  GOVERNING LAW

This Agreement shall be construed in accordance with the laws of the State of Connecticut, USA, and any action brought hereunder shall be exclusively brought in a court of competent jurisdiction within the State of Connecticut.



                                 SECTION SIXTEEN
                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations, warranties, covenants and agreements of the parties made herein and at the time of the Closing or in writing delivered pursuant to the provisions of this Agreement shall survive the consummation of the transactions contemplated hereby and any examination on behalf of the parties.

                                SECTION SEVENTEEN
                         EXERCISE OF RIGHTS AND REMEDIES

Except as otherwise provided herein, no delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any waiver of any single breach or default occurring before or after that waiver.


                                SECTION EIGHTEEN
                                    HEADINGS

Headings used in this Agreement are provided for convenience only and shall not be used to construe meaning or intent.



                                SECTION NINETEEN
                                ENTIRE AGREEMENT

This is the entire Distributor Agreement and changes and modification to this Agreement, if any, shall be made in writing only and fully executed by the parties.







IN WITNESS WHEREOF, the parties set their hand on the date set forth above.